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                                                                    EXHIBIT 10.2






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                      MORTGAGE LOAN CONTRIBUTION AGREEMENT

                                     BETWEEN

                         AAMES CAPITAL ACCEPTANCE CORP.
                                  AS TRANSFEROR

                                       AND

                        AAMES CAPITAL OWNER TRUST 1997-1
                                  AS TRANSFEREE



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                            Dated as of March 1, 1997


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                      Mortgage Loan Contribution Agreement

         This Mortgage Loan Contribution Agreement (this "Agreement"), dated as of March 1, 1997, is made and entered into by and between Aames Capital Acceptance Corp., a Delaware corporation (the "Transferor") and Aames Capital Owner Trust 1997-1 (the "Transferee"), a Delaware business trust formed pursuant to a Trust Agreement, dated as of March 1, 1997 (the "Trust Agreement"), between the Transferor, as Depositor and Wilmington Trust Company, as Owner Trustee.

                                    Recitals

         On the terms and conditions hereinafter provided, the Transferor intends to contribute and convey, and the Transferee intends to accept and acquire, certain Mortgage Loans (hereinafter defined) that the Transferor acquired from Aames Capital Corporation ("ACC") pursuant to that certain Initial Mortgage Loan Conveyance Agreement, dated as of March 1, 1997 (the "Initial Mortgage Loan Conveyance Agreement"). The Transferee intends to pledge the Mortgage Loans to Bankers Trust Company of California, N.A., as trustee (in such capacity, the "Indenture Trustee"), under an Indenture, to be dated as of March 1, 1997 (the "Indenture"), by and between the Transferee and the Indenture Trustee pursuant to which the Transferee's Adjustable Rate Asset-Backed Bonds, Series 1997-1 (the "Bonds") will be issued. The Bonds will be issued to the order of the Transferor in partial consideration of the Mortgage Loans and the related rights thereunder and the rights pursuant to the Initial Mortgage Loan Conveyance Agreement, with the balance of such consideration being deemed a contribution to the capital of the Transferee (collectively, the "Consideration").

         Now, therefore, in consideration of the premises and the mutual agreements set forth herein, the parties agree as follows:

         Section 1. Agreement to Contribute and Convey. As and for the Transferor's Consideration and subject to the terms and conditions set forth herein, the Transferor agrees to contribute and convey, and the Transferee agrees to accept and acquire, all of the Transferor's right, title and interest in and to the adjustable rate home equity mortgage loans identified on the schedule (the "Mortgage Loan Schedule") annexed hereto as Exhibit A (such loans, together with all related rights, interests and obligations, are collectively referred to herein as the "Mortgage Loans"). The Mortgage Loan Schedule will set forth as to each Mortgage Loan, among other things, (a) its identifying number and the name of the related mortgagor; (b) the street address of the related property securing such Mortgage Loan (the "Mortgaged Property"), including the state, county and zip code; (c) its date of origination; (d) its original principal amount; and (e) the date specified as the "Cut-off Date" with respect to such Mortgage Loan.

         The aggregate of the principal balances of the Mortgage Loans being contributed and conveyed pursuant to this Agreement as of the close of business on the applicable Cut-off Dates, after application of all payments of principal received in respect of such Mortgage Loans before




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the applicable Cut-off Dates, is $335,635,754.48 (the "Initial Pool Balance").
Simultaneously with and in consideration of the Transferor's contribution and conveyance of the Mortgage Loans to the Transferee, (i) the Transferee shall cause the Bonds to be issued to the order of the Transferor and (ii) the Transferor shall be deemed automatically and for all purposes to have made a contribution to the capital of the Transferee (which contribution shall be reflected in the value assigned to the certificates evidencing equity interests in the Transferee) in an aggregate amount specified on Exhibit B annexed hereto. The Consideration is equal to the fair market value of the Mortgage Loans as of the Closing Date. The transfer and conveyance of the Mortgage Loans shall take place on March 26, 1997 or such other date as shall be mutually acceptable to the parties hereto (the "Closing Date").

         Section 2.  Conveyance of Mortgage Loans.

         (a) Effective as of the Closing Date, subject only to delivery of the Mortgage File (as defined in the Initial Mortgage Loan Conveyance Agreement) for each Mortgage Loan pursuant to subsection (c) below, the Transferor does hereby contribute, assign, transfer and otherwise convey to Transferee, without recourse, representation or warranty (other than as expressly set forth in Section 3(a) hereof), and the Transferee does hereby accept, assume and acquire, all of the Transferor's right, title and interest in and to the Mortgage Loans identified on the Mortgage Loan Schedule, and the Transferee hereby assumes and agrees to perform and be bound by each and all of the covenants, agreements, duties and obligations of the Transferor arising under or relating to such Mortgage Loans.

         (b) The Transferee and its assignees shall be entitled to receive all payments of principal and interest received or deemed to be received by the Transferor on or with respect to the Mortgage Loans on or after the applicable Cut-off Dates, and all other recoveries of principal and interest collected on or after the applicable Cut-off Dates (other than in respect of interest that accrued on such Mortgage Loan during periods prior to the applicable Cut-off Dates), and each of the rights of the Transferor pursuant to representations, warranties and indemnities in favor of the Transferor contained in the Initial Mortgage Loan Conveyance Agreement. All payments of interest due before the applicable Cut-off Dates but collected after the applicable Cut-off Dates, and recoveries of principal and interest collected before the applicable Cut-off Dates (other than amounts representing interest that accrued on the Mortgage Loans during any period on or after the applicable Cut-off Dates), shall belong to, and be promptly remitted to, the Transferor.

         (c) In connection with its contribution and conveyance of the Mortgage Loans pursuant to subsection (a) above, the Transferor shall deliver to and deposit with, or cause to be delivered to and deposited with, the Transferee or its designee, on or before the Closing Date, the Mortgage File for each Mortgage Loan identified on the Mortgage Loan Schedule. In addition, the Transferor shall bear all recording and/or filing costs related to the transfer and conveyance by the Transferor of the Mortgage Loans to the Transferee or its designee. If any document or instrument in the Mortgage File is indicated as being required to be recorded or filed, as the case


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may be, is lost or returned unrecorded or unfiled, as the case may be, because of a defect therein, the Transferor shall promptly prepare or cause to be prepared a substitute therefor or cure such defect, as the case may be. If the Transferor is unable to deliver the original Mortgage or any intervening mortgage assignment with evidence of recording thereon because it has not received same from ACC, the provisions of Section 3(c) of the Initial Mortgage Loan Conveyance Agreement shall govern.

         (d) All documents and records relating to the Mortgage Loans that are held by or on behalf of the Transferor, but not required to be a part of a Mortgage File, shall be delivered to the Transferee or its designee on or before the Closing Date.

         (e) In connection with its conveyance of the Mortgage Loans pursuant to subsection (a) above, the Transferor shall deliver to the Transferee or its designee in respect of such Mortgage Loans, on or before the Closing Date, all amounts, if any, received on each Mortgage Loan on or after the applicable Cut-off Date (other than amounts representing interest that accrued during any period prior to the applicable Cut-off Date) held by or on behalf of the Transferor.

         (f) The Transferor confirms to the Transferee that it has caused its computer records relating to the Mortgage Loans to indicate by a code that the Mortgage Loans have been sold to the Transferee and that the Transferor will treat the transaction contemplated by such conveyance as a sale in accordance with generally accepted accounting principles and will reflect such sale on its primary account records.

         (g) The Transferor shall, at any time upon the request of the Transferee, without limiting the obligations of the Transferor under this Agreement, execute, acknowledge and deliver all such additional documents and instruments and all such further assurances and will do or cause to be done all such further acts and things as may be proper or reasonably necessary to carry out the intent of this Agreement.

         Section 3. Representations, Warranties and Covenants of Transferor and Transferee.

         (a) The Transferor hereby represents and warrants to and covenants with the Transferee, as of the date hereof, and shall be deemed to have represented and warranted to and covenanted with the Transferee, as of the Closing Date, that:

                  (i) the Transferor is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware;

                  (ii) the execution and delivery of this Agreement by the Transferor, the consummation of the transactions contemplated in this Agreement by the Transferor and the performance and compliance with the terms of this Agreement by the Transferor will not violate the Transferor's certificate of incorporation or bylaws or constitute a default


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         (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which it is a party or which is applicable to it or any of its assets, or result in the imposition of any lien, charge or encumbrance upon any of its assets pursuant to any such agreement, and all board resolutions and consents of shareholders necessary for the Transferor to enter into and consummate all transactions contemplated by this Agreement have been obtained;

                  (iii) the Transferor has the full corporate power and authority to enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement;

                  (iv) this Agreement, assuming due authorization, execution and delivery by the Transferee, constitutes a valid, legal and binding obligation of the Transferor, enforceable against the Transferor in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting the enforcement of creditors' rights generally and (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law;

                  (v) the Transferor is not in violation of, and its execution and delivery of this Agreement and its performance and compliance with the terms of this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation is likely to affect materially and adversely either the ability of the Transferor to perform its obligations under this Agreement or the financial condition of the Transferor;

                  (vi) the assignment of the Mortgage Loans to the Transferee as contemplated herein is not subject to any bulk transfer or similar law in effect in any applicable jurisdiction;

                  (vii) no litigation is pending or, to the best of the Transferor's knowledge, threatened against the Transferor which, if determined adversely to the Transferor, would prohibit the Transferor from entering into this Agreement or is likely to materially and adversely affect either the ability of the Transferor to perform its obligations under this Agreement or the financial condition of the Transferor;

                  (viii) the Transferor has no knowledge of any recent adverse financial condition or event with respect to itself that is likely to materially and adversely affect its ability to perform its obligations under this Agreement;



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                  (ix) the Transferor has not failed to obtain any consent,
         approval, authorization or order of, and has not failed to cause any registration or qualification with, any court or regulatory authority or other governmental body having jurisdiction over the Transferor, which consent, approval, authorization, order, registration or qualification is required for, and the absence of which would materially and adversely affect, the legal and valid execution, delivery and performance of this Agreement by the Transferor. No consent or approval of any other person or entity is necessary for the Transferor to transfer the Mortgage Loans to the Transferee as contemplated herein, or, if any such consent or approval is necessary, such consent or approval has previously been obtained;

                  (x) the Transferor possesses such certificates, authorizations or permits issued by the appropriate state, federal or foreign regulatory agencies or bodies necessary to conduct the business now operated by it, and the Transferor has not received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit which would materially and adversely affect the conduct of the business, operations, financial condition or income of the Transferor and its affiliates considered as one enterprise; and

                  (xi) immediately prior to the sale, transfer and assignment herein contemplated, the Transferor held good and indefeasible title to, and was the sole owner of, each Mortgage Loan conveyed by the Transferor subject to no liens, charges, mortgages, encumbrances or rights of others, except with respect to liens that will be released simultaneously with such transfer and assignment; and immediately upon the transfer and assignment herein contemplated, the Transferee will hold good and indefeasible title to, and be the sole owner of, each Mortgage Loan subject to no liens, charges, mortgages, encumbrances or rights of others.

         (b) The representations and warranties of ACC with respect to the Mortgage Loans set forth in Section 4(b) of the Initial Mortgage Loan Conveyance Agreement are hereby incorporated by reference in their entirety and are assigned to the Transferee in lieu of any other representations and warranties of the Transferor in respect of the Mortgage Loans. Nothing herein shall be deemed to limit in any respect either the representations and warranties of ACC or the rights and remedies assigned by the Transferor to the Transferee against ACC on account of a breach thereof under the Initial Mortgage Loan Conveyance Agreement.

         (c) Except for the representations and warranties of the Transferor in
Section 3(a) hereof, the Transferor is contributing and conveying the Mortgage Loans, without recourse to the Transferor and without representations or warranties of any kind, express or implied, by the Transferor, whether statutory or otherwise, including, without limitation, any warranties of transfer, merchantability or fitness for a particular, or the Transferee's intended, use or purposes.



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         Section 4.  Assignment of Related Rights and Remedies.

         (a) Effective as of the Closing Date, subject only to delivery of the Mortgage File for each Mortgage Loan pursuant to Section 2(c) hereof, the Transferor does hereby assign, transfer and otherwise convey to Transferee, without recourse, representation or warranty (other than as expressly set forth in Section 3(a) hereof), and the Transferee does hereby accept, assume and acquire, to be held jointly and severally with the Transferor, all of the Transferor's rights and remedies under the Initial Mortgage Loan Conveyance Agreement, including without limitation (i) on account of any defect in the Mortgage File or breach by ACC of any other of the obligations set forth in
Section 3(c) or Section 3(g) thereof, (ii) on account of all representations, warranties, indemnities and covenants of ACC set forth in Section 4(b) thereof or any breach by ACC thereof and (iii) to cause the reacquisition or substitution of such Mortgage Loans by ACC on the terms and conditions set forth in Section 5 thereof, and the Transferee hereby assumes and agrees to perform and be bound by each and all of the covenants and agreements of the Transferor arising under the Initial Mortgage Loan Conveyance Agreement relating to such rights and remedies and the exercise or enforcement thereof.

         (b) Simultaneously with the exercise of any rights and remedies or any notices given to ACC by the Transferee under the Initial Mortgage Loan Conveyance Agreement, the Transferee shall give the Transferor notice thereof, including, without limitation, copies of all notices given to ACC.

         (c) This Section 4 provides the sole remedies available to the Transferee, its successors and assignees, respecting any breach (i) of representations and warranties with respect to the Mortgage Loans to which reference is made in Section 3(c) or (ii) on the part of the Transferor under
Section 2(c) hereof.

         Section 5. Closing. The closing of the conveyance of the Mortgage Loans (the "Closing") shall be held at the offices of Andrews & Kurth L.L.P., 601 South Figueroa, Suite 4200, Los Angeles, California at 10:00 a.m., California time, on the Closing Date.

         The Closing shall be subject to each of the following conditions:

         (a) All of the obligations of the Transferor under Sections 3(c), 3(d) and 3(e) of this Agreement shall have been satisfied or deemed waived by the Transferee.

         (b) All other terms and conditions of this Agreement required to be complied with on or before the Closing Date shall have been complied with and the Transferor shall have the ability to comply with all terms and conditions and perform all duties and obligations required to be complied with or performed after the Closing Date.

         (c) The Transferee shall have paid all costs and expenses payable by it to the Transferor or otherwise pursuant to this Agreement.


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         Both parties shall use their best efforts to perform their respective obligations hereunder in a manner that will enable the Transferee to acquire the Mortgage Loans on the Closing Date. Notwithstanding the foregoing, satisfaction by the Transferor or Transferee of its respective obligations under the foregoing provisions of this Section 5 shall not be conditions precedent to the obligation of the Transferor or Transferee, respectively, to close the transactions contemplated by this Agreement.

         Section 6. Servicing. As of the applicable Cut-off Dates, the Mortgage Loans will be serviced by Aames Capital Corporation (in such capacity, the "Servicer") pursuant to the terms of a Servicing Agreement, to be dated as of March 1, 1997 (the "Servicing Agreement"), by and among the Transferee, the Servicer and the Indenture Trustee. If necessary, the Transferor shall make arrangements to facilitate the orderly transfer of the servicing of the Mortgage Loans to the Servicer.

         Section 7. Grant of a Security Interest. It is the express intent of the parties hereto that the conveyance of the Mortgage Loans by the Transferor to the Transferee as provided in Section 2(a) hereof be, and be construed as, a complete and absolute transfer by the Transferor to the Transferee of all of the Transferor's right, title and interest in and to the Mortgage Loans and not as a pledge of the Mortgage Loans by the Transferor to the Transferee to secure a debt or other obligation of the Transferor. However, if, notwithstanding the aforementioned intent of the parties, the Mortgage Loans are held to be property of the Transferor, then (a) it is the express intent of the parties that such conveyance be deemed a pledge of the Mortgage Loans by the Transferor to the Transferee to secure a debt or other obligation of the Transferor, and (b) (i) this Agreement shall also be deemed to be a security agreement within the meaning of Article 9 of the California Uniform Commercial Code; (ii) the conveyance provided for in Section 2(a) hereof shall be deemed to be a grant by the Transferor to the Transferee of a security interest in all of the Transferor's right, title and interest in and to the Mortgage Loans, and all amounts payable to the holder of the Mortgage Loans in accordance with the terms thereof, and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including without limitation all such amounts, other than investment earnings from time to time held or invested pursuant to and in accordance with the provisions of the Servicing Agreement or the Indenture, as applicable, whether in the form of cash, instruments, securities or other property; (iii) the subsequent pledge of the Mortgage Loans by the Transferee to the Indenture Trustee as contemplated by the preamble hereto shall be deemed to be an assignment of any security interest created hereunder; (iv) the possession by the Transferor or the Transferee or any of their respective agents, including, without limitation, the Indenture Trustee or its agent, of the notes or other instruments evidencing the indebtedness of the mortgagors under the related Mortgage Loans (the "Mortgage Notes") and such other items of property relating to the Mortgage Loans as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be "possession by the secured party" for purposes of perfecting the security interest pursuant to Section 9-305 of the California Uniform Commercial Code; and (v) notifications to persons (other than the Indenture Trustee) holding such property, and acknowledgments, receipts or confirmations from persons holding such


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property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the secured party for the purpose of perfecting such security interest under applicable law. The Transferor and the Transferee shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement and the Indenture.

         Section 8. Notices. All communications provided for or permitted hereunder shall be in writing and shall be deemed to have been duly given if (a) personally delivered, (b) mailed by registered or certified mail, postage prepaid and received by the addressee, (c) sent by express courier delivery service and received by the addressee, or (d) transmitted by telex or facsimile transmission (or any other type of electronic transmission agreed upon by the parties) and confirmed by a writing delivered by any of the means described in
(a), (b) or (c), if to the Transferee, addressed to the Transferee in care of Aames Capital Acceptance Corp. at 3731 Wilshire Boulevard, 10th Floor, Los Angeles, California 90010, Attention: Aames Capital Owner Trust 1997-1, Adjustable Rate Asset-Backed Bonds, Series 1997-1, facsimile: (213) 383-6824 (or to such other address as may hereafter be furnished to the Transferor in writing by the Transferee) and, if to the Transferor, addressed to the Transferor at 3731 Wilshire Boulevard, 10th Floor, Los Angeles, California 90010, Attention:
Barbara Polsky, facsimile: (213) 383-4580 (or to such other address as may hereafter be furnished to the Transferee in writing by the Transferor).

         Section 9. Representations, Warranties, Indemnities and Agreements to Survive Delivery. All representations, warranties, indemnities and agreements contained in this Agreement, incorporated herein by reference or contained in the certificates of officers of the Transferor submitted pursuant hereto, shall remain operative and in full force and effect and shall survive delivery of the Mortgage Loans by the Transferor to the Transferee.

         Section 10. Severability of Provisions. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or unenforceable or is held to be void or unenforceable any particular jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.



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         Section 11. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but which together shall constitute one and the same agreement.

         SECTION 12. GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS, DUTIES, OBLIGATIONS AND RESPONSIBILITIES OF THE PARTIES HERETO
SHALL BE GOVERNED IN ACCORDANCE WITH THE INTERNAL LAWS AND
DECISIONS OF THE STATE OF CALIFORNIA.

         Section 13. Further Assurances. The Transferor and the Transferee shall to execute and deliver such instruments and take such further actions as the other party may, from time to time, reasonably request in order to effectuate the purposes and to carry out the terms of this Agreement.

         Section 14. Successors and Assigns. The rights and obligations of the Transferor under this Agreement shall not be assigned by the Transferor without the prior written consent of the Transferee, except as provided in Section 15. The Transferee shall assign all of its right, title and interest herein to the Indenture Trustee for the benefit of the Bondholders, to which the Transferor hereby expressly consents. The Transferor agrees to perform its obligations hereunder for the benefit of the Trust and that the Indenture Trustee may enforce the provisions of this Agreement, exercise the rights of the Transferee and enforce the obligations of the Transferor hereunder without the consent of the Transferee.

         Section 15. Merger, Consolidation, etc. The Transferor may be merged or consolidated with or into any person or entity, or transfer all or substantially all of its assets to any person or entity; provided that the person or entity resulting from any merger or consolidation to which the Transferor shall be a party, or the person or entity which is the transferee of all or substantially all of the assets of the Transferor, shall be the successor to the Transferor hereunder without the execution or filing of any paper or any further act on the part of any of the parties hereto.

         Section 16.  Amendments.

         This Agreement may be amended from time to time by the parties hereto with the consent of the Bond Insurer, to cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein, or to add any other provision with respect to matters or questions arising under this Agreement which shall not be inconsistent with the provisions of this Agreement or the Trust Agreement, the Indenture and the Servicing Agreement; provided, however, that such action shall not, as evidenced by an Opinion of Counsel to the Transferee delivered to the Indenture Trustee and the Bond Insurer, adversely affect in any material respect the interests of the Trust.

         Section 17. Waivers. No failure or delay on the part of the Transferee or its assignees in exercising any power, right or remedy under this Agreement shall operate as a waiver thereof,


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nor shall any single or partial exercise of any such power, right or remedy preclude any other or further exercise thereof or the exercise of any other power, right or remedy.

         Section 18. Third Party Beneficiaries. The parties hereby expressly agree that each of the Indenture Trustee, for the benefit of the Bondholders, and the Bond Insurer shall be third party beneficiaries with respect to this Agreement, provided, however, that no third party other than the Indenture Trustee or the Bond Insurer shall be deemed a third party beneficiary of this Agreement.

                                      *****

                               [SIGNATURES FOLLOW]


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         IN WITNESS WHEREOF, the Transferor and the Transferee have caused their names to be signed hereto by their respective duly authorized officers as of the date first above written.


                             TRANSFEROR:

                             AAMES CAPITAL ACCEPTANCE CORP.,
                             a Delaware corporation

                             By: /s/ Gregory J. Witherspoon
                                Name:  Gregory J. Witherspoon
                                Title: Executive Vice President - Finance


                             TRANSFEREE:

                             AAMES CAPITAL OWNER TRUST 1997-1,
                             a Delaware business trust

                               By Wilmington Trust Company, not
                               in its individual capacity but solely as Owner Trustee of the Transferee

                                 By: /s/ James P. Lawler
                                    Authorized Signatory





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                                    EXHIBIT A

                             MORTGAGE LOAN SCHEDULE


                                       A-1



                         [on file with the Transferor]

                                    EXHIBIT B

                        CONSIDERATION FOR MORTGAGE LOANS

         The Transferor is conveying the Mortgage Loans to the Transferee in exchange for (i) the Transferee causing the Bonds to be issued to the order of the Transferor and (ii) the Transferee crediting an amount equal to approximately $21,396,779 as a contribution of capital to the Transferee (which contribution shall be reflected in the value assigned to the certificates evidencing equity interests in the Transferee owned by the Transferor).

                        AAMES CAPITAL OWNER TRUST 1997-1
                ADJUSTABLE RATE ASSET-BACKED BONDS, SERIES 1997-1

            Cross Receipt Between Aames Capital Acceptance Corp. and
    Aames Capital Owner Trust 1997-1 Acknowledging Receipt of Mortgage Notes

         Reference is made to the Mortgage Loan Contribution Agreement, between Aames Capital Acceptance Corp. (the "Transferor") and Aames Capital Owner Trust 1997-1 (the "Transferee"), dated as of March 1, 1997 (the "Mortgage Loan Contribution Agreement"). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Mortgage Loan Contribution Agreement.

         The Transferee hereby acknowledges receipt from the Transferor of the Mortgage Notes relating to the Mortgage Loans identified on the Mortgage Loan Schedule annexed as Exhibit A to the Mortgage Loan Contribution Agreement (the "Mortgage Loans"). The Mortgage Loans have an Initial Pool Balance of $335,635,754.48.

                       AAMES CAPITAL OWNER TRUST 1997-1

                       By:  Wilmington Trust Company, not in its individual
                             capacity but solely as Owner Trustee of the
                             Transferee


                           By:
                              -------------------------------------
                                  Authorized Signatory

         The Transferor hereby acknowledges receipt of the Consideration for the contribution of the Mortgage Loans by the Transferor to the Transferee as specified in the Mortgage Loan Contribution Agreement.

                       AAMES CAPITAL ACCEPTANCE CORP.


                       By:
                          -----------------------------------------
                          Name:  Gregory J. Witherspoon
                          Title:  Executive Vice President - Finance



Dated: March 26, 1997